UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025 (April 1, 2025)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 10, 2025, Ensysce Biosciences, Inc. (the “Company” or “we”) filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”). Due to an inadvertent omission, the Consent of Independent Registered Public Accounting Firm, dated March 10, 2025 and filed as Exhibit 23.1 to the Form 10-K, did not include reference to the Company’s Registration Statements No. 333-275456 and No. 333-276537 on Form S-3. The correct Consent of Independent Registered Public Accounting Firm, dated April 1, 2025 (the “Revised Consent”), is attached as Exhibit 23.1 to this Current Report on Form 8-K and is hereby filed with the SEC. The Revised Consent does not change any previously reported financial results or other disclosure contained in the Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Moss Adams LLP, Independent Registered Public Accounting Firm
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2025

Ensysce Biosciences, Inc.

By:	/s/ Lynn Kirkpatrick
Name:	Dr. Lynn Kirkpatrick
Title:	President and Chief Executive Officer

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